                               POWER OF ATTORNEY

     I, Margo N. Alexander, President of PaineWebber/Kidder, Peabody California Tax Exempt Money Fund, PaineWebber/Kidder, Peabody Premium Account Fund, PaineWebber/Kidder, Peabody Municipal Money Market Series, Mitchell Hutchins/Kidder, Peabody Investment Trust, Mitchell Hutchins/Kidder, Peabody Investment Trust II, Mitchell Hutchins/Kidder, Peabody Investment Trust III, Institutional Series Trust, and Liquid Institutional Reserves (collectively, the 'Funds'), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd and Scott Griff, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as President for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

     Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

                SIGNATURE                                         TITLE                               DATE
-----------------------------------------  ---------------------------------------------------   ---------------

         /s/ Margo N. Alexander                                 President                         July 21, 1995
 ........................................
           MARGO N. ALEXANDER

                               POWER OF ATTORNEY

     I, David J. Beaubien, Trustee of PaineWebber/Kidder, Peabody California Tax Exempt Money Fund, PaineWebber/Kidder, Peabody Premium Account Fund, PaineWebber/Kidder, Peabody Municipal Money Market Series, Mitchell Hutchins/Kidder, Peabody Investment Trust, Mitchell Hutchins/Kidder, Peabody Investment Trust II, Mitchell Hutchins/Kidder, Peabody Investment Trust III, Institutional Series Trust, and Liquid Institutional Reserves (collectively, the 'Funds'), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd and Scott Griff, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

     Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

                SIGNATURE                                         TITLE                               DATE
-----------------------------------------  ---------------------------------------------------   ---------------

          /s/ DAVID J. BEAUBIEN                                  Trustee                          March 8, 1995
 ........................................
            DAVID J. BEAUBIEN

                               POWER OF ATTORNEY

     I,   William  W.  Hewitt,  Jr.,   Trustee  of  PaineWebber/Kidder,  Peabody
California Tax Exempt Money Fund, PaineWebber/Kidder, Peabody Premium Account Fund, PaineWebber/Kidder, Peabody Municipal Money Market Series, Mitchell Hutchins/Kidder, Peabody Investment Trust, Mitchell Hutchins/Kidder, Peabody Investment Trust II, Mitchell Hutchins/Kidder, Peabody Investment Trust III, Institutional Series Trust, and Liquid Institutional Reserves (collectively, the 'Funds'), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd and Scott Griff, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

     Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

                SIGNATURE                                         TITLE                               DATE
-----------------------------------------  ---------------------------------------------------   ---------------

       /s/ WILLIAM W. HEWITT, JR.                                Trustee                          March 8, 1995
 ........................................
         WILLIAM W. HEWITT, JR.

                               POWER OF ATTORNEY

     I, Thomas R. Jordan, Trustee of PaineWebber/Kidder, Peabody California Tax Exempt Money Fund, PaineWebber/Kidder, Peabody Premium Account Fund, PaineWebber/Kidder, Peabody Municipal Money Market Series, Mitchell Hutchins/Kidder, Peabody Investment Trust, Mitchell Hutchins/Kidder, Peabody Investment Trust II, Mitchell Hutchins/Kidder, Peabody Investment Trust III, Institutional Series Trust, and Liquid Institutional Reserves (collectively, the 'Funds'), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd and Scott Griff, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

     Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

                SIGNATURE                                         TITLE                               DATE
-----------------------------------------  ---------------------------------------------------   ---------------

          /s/ THOMAS R. JORDAN                                   Trustee                          March 8, 1995
 ........................................
            THOMAS R. JORDAN

                               POWER OF ATTORNEY


     I, Frank P.L. Minard, Trustee of PaineWebber/Kidder, Peabody California Tax Exempt Money Fund, PaineWebber/Kidder, Peabody Premium Account Fund, PaineWebber/Kidder, Peabody Municipal Money Market Series, Mitchell Hutchins/Kidder, Peabody Investment Trust, Mitchell Hutchins/Kidder, Peabody Investment Trust II, Mitchell Hutchins/Kidder, Peabody Investment Trust III, Institutional Series Trust, and Liquid Institutional Reserves (collectively, the 'Funds'), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd and Scott Griff, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.


     Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.


                SIGNATURE                                         TITLE                               DATE
-----------------------------------------  ---------------------------------------------------   ---------------

          /s/ FRANK P.L. MINARD                                  Trustee                          May 18, 1995
 ........................................
            FRANK P.L. MINARD

                               POWER OF ATTORNEY

     I, Carl W. Schafer, Trustee of PaineWebber/Kidder, Peabody California Tax Exempt Money Fund, PaineWebber/Kidder, Peabody Premium Account Fund, PaineWebber/Kidder, Peabody Municipal Money Market Series, Mitchell Hutchins/Kidder, Peabody Investment Trust, Mitchell Hutchins/Kidder, Peabody Investment Trust II, Mitchell Hutchins/Kidder, Peabody Investment Trust III, Institutional Series Trust, and Liquid Institutional Reserves (collectively, the 'Funds'), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd and Scott Griff, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

     Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

                SIGNATURE                                         TITLE                               DATE
-----------------------------------------  ---------------------------------------------------   ---------------

           /s/ CARL W. SCHAFER                                   Trustee                          March 8, 1995
 ........................................
             CARL W. SCHAFER